MERCANTILE FUNDS, INC.

Low Duration Bond Fund

(the “Fund”)

Supplement dated February 25, 2004

to the Class A and Class C Shares

Prospectus dated October 31, 2003,

as supplemented through February 25, 2004

THIS SUPPLEMENT SUPERSEDES AND REPLACES ALL EXISTING SUPPLEMENTS TO THE PROSPECTUS. THIS SUPPLEMENT CONTAINS NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS.

Fees and Expenses

The table in the section entitled “Fees and Expenses” on page 7 of the Prospectus is amended and restated in its entirety to read as follows:

	Class A	Class C
Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge (Load) on Purchases (as a percentage of offering price)	2.75%[1]	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of purchase price or redemption price)	None[2]	1.00%[3]
Annual Fund Operating Expenses (expenses that are deducted from Fund assets):
Management Fees	0.300%	0.300%
Distribution and Service (12b-1) Fees	0.500%	1.000%
Other Expenses[4]	0.338%	0.338%

Total Fund Operating Expenses[5]	1.138%	1.638%

[1]	Reduced sales charge may be available. See “Investing in the Funds—How Sales Charges Work.”
[2]	Except for investments of $1 million or more. See “Investing in the Funds—How Sales Charges Work.”
[3]	This amount applies if you sell your shares in the first year after purchase and is eliminated thereafter. See “Investing in the Funds—How Sales Charges Work.”
[4]	Other Expenses are based on estimated amounts for the current fiscal year and include the administrative fee.
[5]	Management Fees, Distribution and Service (12b-1) Fees, Other Expenses and Total Fund Operating Expenses for the Fund for the current fiscal year are expected to be less than the amounts shown above because Mercantile Capital Advisors, Inc., the Fund’s advisor and administrator, is voluntarily waiving a portion of its fees and reimbursing the Fund its Service Fees with respect to Class A and Class C Shares. These fee waivers, as well as the reimbursement of Service Fees, are being made in order to keep the annual fees and expenses for the Fund at a certain level. Management Fees, Distribution and Service (12b-1) Fees, Other Expenses and Total Fund Operating Expenses for the Fund, after taking these fee waivers and reimbursement of Service Fees into account, are set forth below. These fee waivers may be revised or cancelled at any time. The Fund’s investment advisor and administrator have the right to be reimbursed by the Fund for such amounts prior to the end of any fiscal year. In addition, the Fund may begin to assess Service Fees at any time.

	Class A	Class C
Management Fees	0.287%	0.287%
Distribution and Service (12b-1) Fees	0.500%	1.000%
Other Expenses	0.313%	0.313%
Reimbursement of Service Fees by the Advisor	(0.25)%	(0.25)%
Total Annual Fund Operating Expenses	0.850%	1.350%

MERCANTILE FUNDS, INC.

Class A and Class C Shares

Prospectus

LOW DURATION BOND FUND

October 31, 2003

as supplemented through February 25, 2004

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the shares of this Fund nor has it determined that the information in this Prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

[LOGO] Mercantile Mutual Funds

www.mercantilemutualfunds.com

NOT FDIC INSURED
MAY LOSE VALUE
NO BANK GUARANTEE

i

INTRODUCTION

This Prospectus describes the Low Duration Bond Fund (the “Fund”), one of the investment portfolios offered by Mercantile Funds, Inc. (the “Company”). On the following pages, you will find important information about the Fund, including the Fund’s investment objective and principal investment strategies used by the Fund’s investment advisor in trying to achieve that objective, the principal risks associated with an investment in the Fund, and the fees and expenses you will pay as an investor in the Fund.

RISK/RETURN SUMMARY

The Fund may be appropriate for investors who seek current income from their investments greater than that normally available from a money market fund and can accept fluctuations in price and yield. The Fund may not be appropriate for investors who are investing for long-term capital appreciation. Before investing in the Fund, you should carefully consider your investment goals, investment time horizon and tolerance for risk.

An investment in the Fund is not a deposit of Mercantile — Safe Deposit & Trust Company and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You can lose money by investing in the Fund.

Investment Objective

The Fund seeks maximum current income without undue risk to principal.

Principal Investment Strategies

The Fund, under normal circumstances, will invest at least 80% of its net assets, plus any borrowings for investment purposes, in a diversified portfolio of investment grade fixed income securities. Principal investments include U.S. Government obligations; corporate obligations; foreign debt obligations; Yankee obligations; mortgage-backed and asset-backed securities; collateralized mortgage obligations (CMOs); and repurchase agreements backed by U.S. Government obligations. U.S. Government obligations may include U.S. Treasury obligations and obligations of certain U.S. Government agencies. Mortgage-backed securities may include Ginnie Maes, Fannie Maes and Freddie Macs. Although the Fund invests primarily in the debt obligations of U.S. issuers, it may invest up to 25% of its total assets in U.S. dollar-denominated debt obligations of foreign corporations and governments.

Boyd Watterson Asset Management, LLC (the “Sub-Advisor”) will seek to manage the magnitude of fluctuation by limiting the Fund’s dollar-weighted average duration to three years or less. Duration measures the price sensitivity of a fixed income security to changes in interest rates. Generally, the longer the time until maturity, the more sensitive the price of a debt security is to interest rate changes.

The Fund may invest only in debt obligation issuers that are rated A or higher by a nationally recognized statistical rating organization, such as Moody’s Investors Service (“Moody’s”) or Standard & Poor’s (“S&P”), or, if unrated, determined by the Sub-Advisor to be of comparable quality. In the event that a security is downgraded below A, the Sub-Advisor will review the security and may sell or retain the security at its discretion.

The Sub-Advisor’s investment process for the Fund is based on interest rate analysis, sector allocation and security selection as described below:

Interest Rate Analysis. The Sub-Advisor employs a top-down approach that assesses U.S. and international economic conditions and incorporates both fundamental analysis and quantitative input from a proprietary model in order to forecast changes in the direction of interest rate movements. Depending upon the forecasted movements, the Fund’s duration may be shortened or lengthened relative to its benchmark, the Merrill Lynch U.S. Treasuries 1-3 Year Index, in an effort to capture return opportunities generated by rising or falling rates. If the Sub-Advisor expects interest rates to decrease, it will generally lengthen the Fund’s duration, and if the Sub-Advisor expects interest rates to increase, it will generally shorten the Fund’s duration. In addition, the Sub-Advisor seeks to identify the distribution of maturities to maximize anticipated changes in the shape of the yield curve.

Sector Allocation. The Sub-Advisor utilizes active sector rotation to identify undervalued sectors of the fixed income market and to enhance yield. The Sub-Advisor assesses the relative value of sectors and industries based on an analysis of general and historical trends and seeks to identify changing dynamics that result from economic and political conditions. Sectors that offer above-average yield or appear to be undervalued will be overweighted, while sectors that appear overvalued or have little return potential will be underweighted.

Security Selection. Using both a bottom-up and top-down approach, the Sub-Advisor analyzes an issuer’s business strategy, management, market position or leadership, capital, cash flows and debt balances, as well as economic conditions such as business cycles and trends to identify attractive securities. Securities are selected based on the potential to offer above-average appreciation or to benefit from a credit upgrade. Securities that appear to be overvalued or that may be downgraded may be sold.

Incidental to the Fund’s pursuit of its investment objective for current income from its investments, the Fund may have capital appreciation which generally arises from decreases in interest rates or improving credit ratings for a particular sector or debt security.

The Fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

The Fund’s investment objective may be changed by the Board of Directors of the Company without shareholder approval. Shareholders will be given at least 30 days’ written notice before any such changes occur.

[Sidebar:]

IMPORTANT DEFINITIONS

Asset-Backed Securities are bonds that are backed by a pool of assets, usually loans such as auto or home equity loans or credit card receivables.

Collateralized Mortgage Obligations (CMOs) are bonds that are backed by cash flows from pools of mortgages. CMOs may have multiple classes with different payment rights and protections.

Maturity is the date upon which debt securities are due to be repaid i.e., the date when the issuer generally must pay back the face amount of the security.

Mortgage-Backed Securities are asset-backed securities based on a particular type of asset, a mortgage. There are a wide variety of mortgage-backed securities involving commercial or residential, fixed rate or adjustable rate mortgages and mortgages issued by banks or government agencies, including those issued by the Government National Mortgage Association (“Ginnie Maes”), the Federal National Mortgage Association (“Fannie Maes”) and the Federal Home Loan Mortgage Corporation (“Freddie Macs”). Securities issued by government sponsored enterprises such as Fannie Mae and Freddie Mac are neither issued nor guaranteed by the United States government. These securities are supported only by the credit of the enterprise that issues them.

Repurchase Agreements are transactions in which the Fund buys securities from a seller (usually a bank or broker-dealer) who agrees to buy them back from the Fund on a certain date and at a certain price (which typically includes a profit for the Fund).

Total Return is a way of measuring fund performance. It is based on a calculation that takes into account income and dividends, capital gain distributions and the increase or decrease in share price.

Yankee obligations are U. S. dollar-denominated bonds issued in the U.S. by foreign corporations, banks and governments.

Principal Risks of Investing in the Fund

While the Sub-Advisor chooses fixed income securities it believes can provide above average returns, there is no guarantee that shares of the Fund will not lose value. The Sub-Advisor evaluates the rewards and risks presented by all securities purchased by the Fund and how they may advance the Fund’s investment objective. It is possible, however, that these evaluations will prove to be inaccurate. Therefore, it is possible to lose money by investing in the Fund. The primary factors that may reduce the Fund’s returns include:

Interest Rate Risk. The prices of debt securities tend to move in the opposite direction to interest rates. When rates are rising, the prices of debt securities tend to fall. When rates are falling, the prices of debt securities tend to rise. Generally, the longer the time until maturity, the more sensitive the price of a debt security is to interest rate changes.

Credit Risk. There is a possibility that issuers of securities in which the Fund may invest may default in the payment of interest or principal on the securities when due, which would cause the Fund to lose money.

The value of debt securities depends on the ability of issuers to make principal and interest payments. If an issuer can not meet its payment obligations or if its credit rating is lowered, the value of its debt securities will fall. Debt securities with ratings below the top four ratings, i.e., below investment grade, assigned by S&P or Moody’s, have speculative characteristics. Changes in the economy are more likely to affect the ability of issuers of these securities to make payments of principal and interest than is the case for investment grade securities.

Prepayment Risk. When the principal on mortgage- or asset-backed securities is prepaid in response to lower interest rates, the yield and market value of these securities will be reduced and the Fund will be required to reinvest the proceeds at the lower interest rates available. In addition, when interest rates fall, prices of mortgage-backed securities may not rise to the same extent as those of other fixed income securities due to potential prepayment of higher-interest mortgages.

Call Risk. The Fund’s performance may be adversely affected by the possibility that an issuer of a security held by the Fund may redeem the security prior to maturity at a price below its current market value.

Repurchase Agreement Risk. Repurchase agreements carry the risk that the other parties may not fulfill their obligations under the agreements. This could cause the value of your investment in the Fund to decline.

Foreign Issuers. Risks associated with investing in foreign issuers include, but are not limited to: the risk that a security’s value will be hurt by changes in foreign political or social conditions, including changes in policies restricting foreign investments; the possibility of heavy taxation, nationalization or expropriation of assets; and increased difficulty obtaining information on foreign securities or companies. In addition, foreign securities may be harder to sell and may be subject to wider price movements than comparable U.S. issuers. There is also less government regulation of foreign securities markets.

Portfolio Turnover. Higher than normal portfolio turnover may result in increased transaction costs to the Fund, including dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of Fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. Unlike long-term capital gains, short-term capital gains to individuals are taxable at the same rates as ordinary income. These effects of higher than normal portfolio turnover may adversely affect Fund performance.

Fund Performance

No performance information is provided because the Fund had not commenced operations as of the date of this Prospectus.

Fees and Expenses

(Class A and Class C Shares)

The following table describes the fees and expenses that you may pay if you buy and hold Class A or Class C Shares of the Fund.

	Low Duration Bond Fund
	Class A	Class C
Shareholder Fees
(fees paid directly from your investment):
Maximum Sales Charge (Load) on Purchases (as a percentage of offering price)	2.75%[1]	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of purchase price or redemption price)	None [2]	1.00%[3]

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets):
Management Fees	0.300%	0.300%
Distribution and Service (12b-1) Fees	0.500%	1.000%
Other Expenses[4]	0.338%	0.338%

Total Fund Operating Expenses[5]	1.138%	1.638%

[1]	Reduced sales charge may be available. See “Investing in the Funds – How Sales Charges Work.”
[2]	Except for investments of $1 million or more. See “Investing in the Funds – How Sales Charges Work.”
[3]	This amount applies if you sell your shares in the first year after purchase and is eliminated thereafter. See “Investing in the Funds – How Sales Charges Work.”
[4]	Other Expenses are based on estimated amounts for the current fiscal year and include the administrative fee.
[5]	Management Fees, Other Expenses and Total Fund Operating Expenses for the Fund for the current fiscal year are expected to be less than the amounts shown above because Mercantile Capital Advisors, Inc., the Fund’s advisor and administrator, is voluntarily waiving a portion of its fees. These fee waivers are being made in order to keep the annual fees and expenses for the Fund at a certain level. These fee waivers may be revised or cancelled at any time. The Fund’s investment advisor and administrator have the right to be reimbursed by the Fund for such amounts prior to the end of any fiscal year. These fee waivers are expected to result in the following fees and expenses for the current fiscal year:

	Class A	Class C
Management Fees	0.287%	0.287%
Distribution and Service (12b-1) Fees	0.500%	1.000%
Other Expenses	0.313%	0.313%
Total Annual Fund Operating Expenses	1.100%	1.600%

Example

The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Class A or Class C Shares of the Fund for the time periods shown, reinvest all of your dividends and distributions, and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Year	5 Years	10 Years
Low Duration Bond Fund
Class A Shares	$388	$627	$884	$1621
Class C Shares
- Assuming complete redemption at end of period	$270	$517	$891	$1941
- Assuming no redemption	$167	$517	$891	$1941

Other Strategies and Secondary Risks

While the previous pages describe the Fund’s principal strategies and risks, there are a few other issues to know about:

Securities Lending

To obtain interest income, the Fund may lend its portfolio securities to broker-dealers, banks or institutional borrowers pursuant to agreements requiring that the loans be continuously secured by collateral equal at all times in value to at least the market value of the securities loaned. There is a risk that, when lending portfolio securities, the securities may not be available to the Fund on a timely basis. Therefore, the Fund may lose the opportunity to sell the securities at a desirable price. Additionally, in the event that a borrower of securities would file for bankruptcy or become insolvent, disposition of the securities may be delayed pending court action.

Temporary Defensive Positions

The Fund may temporarily hold up to 100% of its total assets in investments that are not part of its principal investment strategy to try to avoid losses during unfavorable market conditions. The Fund may temporarily hold cash and/or high quality short-term money market instruments. This strategy could prevent the Fund from achieving its investment objective and could reduce the Fund’s return and affect its performance during a market upswing.

Other Types of Investments

This Prospectus describes the Fund’s investment strategies and the particular types of securities in which the Fund invests. The Fund may from time to time pursue other investment strategies and make other types of investments in support of its investment objective. These supplemental investment strategies and the risks involved are described in detail in the Statement of Additional Information (“SAI”), which is referred to on the back cover of this Prospectus.

INVESTING IN THE FUND

How Sales Charges Work

You will normally pay a sales charge to invest in the Fund. If you buy Class A Shares of the Fund, you’ll usually pay a sales charge (sometimes called a front-end load) at the time you buy your shares. If you buy Class C Shares of the Fund, you may have to pay a contingent deferred sales charge (sometimes called a back-end load or CDSC) when you sell your shares. This section explains these two options. The Fund also offers an additional class of shares, Institutional Shares, exclusively to customers maintaining qualified accounts at certain financial institutions and other investors. Institutional Shares are made available through a separate Prospectus provided to eligible investors.

•	Class A Shares

The table below shows the sales charge you’ll pay if you buy Class A Shares of the Fund.

	Total sales charge
Amount of your investment	As a % of the offering price per share	As a % of your investment	Dealer Reallowance
Less than $100,000	2.75%	2.83%	2.50%
$100,000 or more but less than $250,000	2.25%	2.30%	2.00%
$250,000 or more but less than $500,000	1.75%	1.78%	1.50%
$500,000 or more but less than $1,000,000	1.50%	1.52%	1.25%
$1,000,000 and over	0.00%[1]	0.00%[1]	0.50%

[1]	There is no front-end sales charge on investments in Class A Shares of $1,000,000 or more. However, if you sell the shares within one year after buying them, you’ll pay a CDSC of 1% of the offering price or 1% of the net asset value of your shares, whichever is less. However, the Fund will waive the 1% CDSC on withdrawals of Class A Shares made through systematic withdrawals that don’t annually exceed 10% of your account’s value. See “Shareholder Services – Systematic Withdrawals.”

The dealer reallowance may be changed periodically. During special promotions, the entire sales charge may be reallowed to dealers. Dealers to whom substantially the entire sales charge is allowed may be deemed to be “underwriters” under the Securities Act of 1933.

Class C Shares

If you buy Class C Shares of the Fund, you won’t pay a CDSC unless you sell your shares within the first year of buying them. The following table shows the schedule of CDSC charges for Class C Shares:

If you sell all your shares	You’ll pay a CDSC of
During first year	1.00%
After the first year	None

The Company’s distributor pays dealers an up-front commission of 1.00% on sales of Class C Shares.

Sales Charge Reductions – Class A Shares

You may reduce the sales charge on Class A Shares through:

•	Quantity Discounts. As the dollar amount of your purchase increases, your sales charge may decrease (see the table on page 9). In addition, the Company will combine purchases made on the same day by you and your immediate family members when calculating applicable sales charges.

•	Rights of Accumulation. You can add to the value of the Class A Shares that you, your spouse and children under 21 already own in any of the Funds offered by the Company to your next investment in Class A Shares for purposes of calculating the sales charge. A reduced sales charge applies to any purchase of Class A Shares of any Fund where an investor’s then-current aggregate investment in Class A Shares on which a sales charge has been paid is $100,000 or more. “Aggregate investment” means the total of: (a) the dollar amount of the then-current purchase of Class A Shares of a Fund; and (b) the value (based on current net asset value) of previously purchased and beneficially owned Class A Shares of any Fund on which a sales charge has been paid. If, for example, an investor beneficially owns Class A Shares of one or more Funds in the Company with an aggregate current value of $99,000 on which a sales charge has been paid and subsequently purchases shares of the Fund having a current value of $1,000, the sales charge applicable to the subsequent purchase would be reduced to 2.25% of the offering price with respect to the Fund. Similarly, with respect to each subsequent investment, all Class A Shares of Funds in the Company that are beneficially owned by the investor at the time of investment may be combined to determine the applicable sales charge.

•	Letter of Intent. You can purchase Class A Shares of any of the Funds offered by the Company over a 13-month period and pay the same sales charge you would have paid if all shares were purchased at once. The Company’s transfer agent will hold in escrow Class A Shares equal to 5% of the amount indicated in the Letter of Intent for payment of a higher sales charge if you do not purchase the full amount indicated in the Letter of Intent. The escrow will be released when you fulfill the terms of the Letter of Intent by purchasing the specified amount. If purchases qualify for a further sales charge reduction, the sales charge will be adjusted to reflect the your total purchases. If total purchases are less than the amount specified, you will be requested to remit an amount equal to the difference between the sales charge actually paid and the sales charge applicable to the total purchases. If such remittance is not received within 20 days, the Company’s transfer agent, as attorney-in-fact pursuant to the terms of the Letter of Intent, will redeem an appropriate number of Class A Shares held in escrow to realize the difference.

Signing a Letter of Intent does not bind you to purchase the full amount indicated at the sales charge in effect at the time of signing, but you must complete the intended purchase in accordance with the terms of the Letter of Intent to obtain the reduced sales charge. To participate, complete the “Letter of Intent” section on your New Account Application.

To compute the applicable sales charge, the offering price of Class A Shares of any Fund on which a sales charge has been paid and that are beneficially owned by you on the date of submission of the Letter of Intent may be used as a credit toward completion of the Letter of Intent. However, the reduced sales charge will be applied only to new purchases.

•	Reinvestment Privilege. You can reinvest some or all of the money that you receive when you sell Class A Shares of the Fund in Class A Shares of any of the other Funds offered by the Company within 60 days without paying a sales charge. You must notify the Fund’s transfer agent at the time of your reinvestment that you qualify for this privilege.

Qualification for Discounts. For purposes of applying the Rights of Accumulation and Letter of Intent privileges described above, the amount of the reduction of sales charges applies to the combined purchases made by you, your spouse and children under 21 purchasing securities for your, your spouse and children under 21 account(s), or the aggregate investments of a trustee or custodian of any qualified pension or profit-sharing plan established (or the aggregate investment of a trustee or other fiduciary) for the benefit of the persons listed above.

In order to obtain quantity discount benefits, you must notify the transfer agent at the time of purchase that you would like to take advantage of any of the discount plans described above. Upon such notification, you will receive the lowest applicable sales charge. Quantity discounts may be modified or terminated at any time and are subject to confirmation of your holdings through a check of appropriate records. For more information about quantity discounts, please contact the Company at 1-800-551-2145.

Sales Charge Waivers – Class A Shares

In addition, there’s no sales charge when you buy Class A Shares if:

•	You buy shares by reinvesting your dividends and capital gains distributions.

•	You’re an officer or director of the Company (or a spouse or child under 21 of any such individual).

•	You’re a director, a current or retired employee or a participant in an employee benefit or retirement plan of Mercantile Bankshares Corporation or any of its affiliates (or a spouse or child under 21 of any such individual).

•	You’re a broker, dealer or agent who has a sales agreement with the Company’s distributor (or an employee or a spouse or child under 21 of any such individual).

•	You buy shares pursuant to a wrap-free program offered by a broker-dealer or other financial institution.

•	You buy shares with the proceeds of Institutional Shares of the Fund redeemed in connection with a rollover of benefits paid by a qualified retirement or employee benefit plan or a distribution on behalf of any other qualified account administered by Mercantile-Safe Deposit & Trust Company or its affiliates or correspondents within 60 days of receipt of such payment.

•	You buy shares through a payroll deduction program.

•	You’re exchanging Institutional Shares of the Fund received from the distribution of assets held in a qualified trust, agency or custodian account with Mercantile-Safe Deposit & Trust Company or any of its affiliates or correspondents.

•	Your purchase into the Fund is paid for with the proceeds of shares redeemed in the prior 120 days from another mutual fund on which an initial sales load or CDSC was paid.

If you think you qualify for any of these waivers, please complete the “Sales Charge Waiver” section on the New Account Application. If you have any questions, please call the Company at 1-800-551-2145 before buying any shares.

Sales Charge Waivers – Class C Shares

No CDSC is assessed on redemptions of Class C Shares if:

•	The shares were purchased with reinvested dividends or capital gains distributions.

•	The shares are exchanged into the comparable class of another Mercantile Fund.

•	The redemption represents a distribution from a qualified retirement plan under Section 403(b)(7) of the Internal Revenue Code, due to death, disability or the attainment of a specified age.

•	The redemption is in connection with the death or disability of the shareholder.

•	You participate in the Company’s systematic withdrawal program and your annual withdrawals do not exceed 10% of your account’s value.

•	Your account falls below the Fund’s minimum account size, and the Company liquidates your account (see “other Purchase and Redemption Information” on page 18).

•	The redemption results from a tax-free return of an excess contribution, pursuant to Section 408(d)(4) or (5) of the Internal Revenue Code.

•	You are exchanging shares of the Company held as part of a Mercantile Retirement Services qualified retirement plan under Section 401(k) of the Internal Revenue Code into shares of another mutual fund as part of the same qualified retirement plan.

Distribution and Service Fees

The Company has adopted separate plans under Rule 12b-1 that allow the Fund to pay a distribution fee and a service fee, as defined by NASD, from its Class A Share assets and Class C Share assets, respectively, for selling and distributing Class A Shares and Class C Shares. Class A Shares of the Fund can pay distribution and service fees at an annual rate of up to 0.50% of the Fund’s Class A Share assets, comprised of up to 0.25% for distribution services and expenses and up to 0.25% for services, as defined by NASD. Class C Shares of the Fund can pay distribution and service fees at an annual rate of up to 1.00% of the Fund’s Class C Share assets, comprised of up to 75% for distribution services and expenses and up to 0.25% for services, as defined by NASD. Because distribution and service (12b-1) fees are paid on an on-going basis, over time they increase the cost of your investment and may cost more than paying other sales charges.

Other Compensation

The Fund’s advisor and distributor (and their affiliates) may pay, from their own resources, dealers and other unaffiliated institutions that provide distribution and other services to the Fund. These amounts would be in addition to the distribution and service fees paid under the plans described above and any dealer reallowance paid out of a sales load.

The Company’s distributor may, from time to time, implement programs under which a broker-dealer’s sales force may be eligible to win nominal awards for certain sales efforts. If any such program is made available to any broker-dealer, it will be made available to all broker-dealers on the same terms. Payments under such programs are made by the Company’s distributor out of its own assets and not out of the assets of the Fund. These programs will not change the price of Class A Shares or the amount that the Fund will receive from such sales.

Calculating the CDSC on Class C Shares

The CDSC for year one applies to redemptions through the day one year after the date on which your purchase was accepted, and so on for subsequent years. The CDSC is based on the value of the Class C Shares on the date that they are sold or the original cost of the shares, whichever is lower. To keep your CDSC as low as possible each time you sell shares, the Company will first sell any shares in your account that are not subject to a CDSC. The Company will then sell those shares that have the lowest CDSC.

Choosing between Class A and Class C Shares

Class C Shares are subject to higher fees than Class A Shares. For this reason, Class A Shares can be expected to pay higher dividends than Class C Shares. However, because Class A Shares of the Fund are subject to an initial sales charge, which is deducted at the time you purchase Class A Shares (unless you qualify for a sales load waiver), you will have less of your purchase price invested in the Fund if you purchase Class A Shares than if you purchase Class C Shares of the Fund.

In deciding whether to buy Class A or Class C Shares of the Fund, you should consider how long you plan to hold the shares. Over time, the higher fees on Class C Shares may equal or exceed the initial sales charge and fees for Class A Shares. Class A Shares may be a better choice if you qualify to have the sales charge reduced or eliminated.

Although Class C Shares are subject to a CDSC for only one year, your investment may pay higher distribution fees indefinitely.

Consult your financial institution or financial advisor for help in choosing the appropriate share class.

Getting Your Investment Started

Class A and Class C Shares of the Fund may be purchased either by customers of financial institutions, including Mercantile-Safe Deposit & Trust Company, its affiliates and correspondent banks, and other qualified banks, savings and loan associations and broker-dealers (“financial institutions”), or by individuals, corporations or other entities directly through the Company.

Customers of financial institutions should contact the financial institutions directly for appropriate purchase instructions. Should you wish to establish an account directly through the Company, please refer to the purchase options described under “How To Buy Fund Shares – Opening and Adding to Your Fund Account.”

Payments for Fund shares must be in U.S. dollars and should be drawn on a U.S. bank. Please remember that the Company reserves the right to reject any purchase order, including purchase orders accompanied by foreign and third party checks.

How To Buy Fund Shares

Minimum Investments. The minimum initial investment in the Fund is $1,000 and the minimum for subsequent investments is $100. The Company reserves the right to waive these minimums in certain instances.

Opening and Adding to Your Fund Account. Direct investments in the Fund may be made in a number of different ways, as shown in the following chart. Simply choose the method that is most convenient for you. Any questions you have may be answered by calling 1-800-551-2145. As described above under “Getting Your Investment Started,” you may also purchase Fund shares through your financial institution.

	To Open an Account	To Add to an Account
By Mail

•        Complete a New Account Application and mail it along with a check payable to Mercantile Funds, Inc. to:

Mercantile Funds, Inc.
P.O. Box 182028
Columbus, Ohio 43218-2028

To obtain a New Account Application, call 1-800-551-2145.

•        Make your check payable to Mercantile Funds, Inc. and mail it to the address on the left.

•        Please indicate the particular Fund and class of shares in which you are investing.

•        Please include your account number on your check.

By Wire

•        Before wiring funds, please call 1-800-551-2145 for complete wiring instructions.

•        Promptly complete a New Account Application and forward it to:

Mercantile Funds, Inc.
P.O. Box 182028
Columbus, Ohio 43218-2028

•        Instruct your bank to wire Federal funds to: Huntington Bank, Columbus, OH 43219, Bank Routing #044000024, Mercantile Concentration A/C # 01899622436.

•        Be sure to include your name and your Fund account number.

•        The wire should indicate that you are making a subsequent purchase as opposed to opening a new account.

Consult your bank for information on remitting funds by wire and associated bank charges.

You may use other investment options, including automatic investments, exchanges and directed reinvestments, to invest in your Fund account. Please refer to the section below entitled “Shareholder Services” for more information.

Business Hours. The Company’s normal business days and hours are the same as those of the New York Stock Exchange (the “Exchange”). The price of each share class of the Fund is calculated every business day as of the close of regular trading on the Exchange. The close of trading is normally 4:00 p.m. Eastern Time, except on holidays when the Exchange is closed or in the case of a scheduled half-day or an unscheduled suspension. The Company and the Exchange currently observe the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency as determined by the Securities and Exchange Commission (“SEC”). If the Exchange closes early because of an emergency, the Company may be open for shareholder transactions if the Federal Reserve wire system is open, but it is not required to be open. You can find out if the Fund is open by calling 1-800-551-2145.

Explanation of Sales Price. The public offering price for shares of the Fund is based upon net asset value, plus, in the case of Class A Shares, any applicable sales charge. Class A and Class C Shares will have different prices. The Fund will calculate its net asset value per Class A and Class C Shares by adding the value of the Fund’s investments, cash and other assets attributable to Class A and Class C Shares, subtracting the Fund’s liabilities attributable to Class A and Class C Shares, and then dividing the result by the number of Class A and Class C Shares of the Fund that are outstanding. This process is sometimes referred to as “pricing” the Fund’s shares.

How the Fund is Valued. The assets of the Fund are valued at market value or, if market quotes cannot be readily obtained, at fair value as determined by the Advisor under the supervision of the Company’s Board of Directors. Debt securities held by the Fund that have sixty days or less until they mature are valued at amortized cost, which the Board has determined generally approximates fair value.

Subsequent Events that Effect Value. Sometimes the price of a security trading on a foreign stock exchange may be affected by events that happen after that exchange closes. If this happens, the fair value of the security may be determined using other factors and may not reflect the security’s last quoted price. In addition, foreign securities may trade on days when shares of the Fund are not priced. As a result, the net asset value per share of the Fund holding these securities may change on days when you won’t be able to buy or sell Fund shares.

When Purchases are Accepted. Shares of the Fund are sold at the public offering price per share next computed after receipt of a purchase order that is in good order by the Fund’s transfer agent. Purchase orders will be accepted by the Fund’s transfer agent only on a day when the shares of the Fund are priced (referred to as a “Business Day”) prior to the close of regular trading hours (currently 4:00 p.m. Eastern Time) on the Exchange.

If you purchase shares of the Fund through a financial institution on a Business Day prior to the close of regular trading hours on the Exchange and if your purchase order is received by the Fund’s transfer agent in good order prior to the close of regular trading hours on the Exchange on that Business Day (including all necessary documentation and signature guarantees, where required), your Fund shares will be purchased at the public offering price calculated on that day. Because orders placed through financial institutions must be forwarded to the Fund’s transfer agent before they can be processed, you may need to allow additional time. A representative of your financial institution should be able to tell you when your order will be processed. It is the responsibility of the financial institution to transmit orders promptly to the Fund’s transfer agent. If you purchase shares of the Fund directly through the Company and if your purchase order, in good order (including all necessary documentation and signature guarantees, where required) and accompanied by payment either in electronic transfer or by check, is received by the Fund’s transfer agent on a Business Day prior to the close of regular trading hours on the Exchange, your Fund shares will be purchased at the public offering price calculated at the close of regular trading hours on that day. Otherwise, your Fund shares will be purchased at the public offering price next calculated after the Fund’s transfer agent receives your purchase order in good order with the required payment. The Fund reserves that right to reject any purchase order.

Customer Identification Program. To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means for you: When you open an account, we will ask for your name, address, date of birth, and other information (your tax identification number or other government-issued identification number, for example) that will allow us to identify you. We may also ask to see your driver’s license or other identifying documents. Additional information may be required in certain circumstances. New Account Applications without such information may not be accepted. If you have applied for a tax identification number, the application must be provided at the time you open or reopen an account and the number submitted within 14 days of the establishment of the account. To the extent permitted by applicable law, the Company reserves the right to place limits on transactions in your account until your identity is verified.

How To Sell Fund Shares

You can arrange to get money out of your Fund account by selling some or all of your shares. This process is known as “redeeming” your shares. If you purchased your shares through an account at a financial institution, you may only redeem shares through that financial institution. If you purchased your shares directly from the Company, you can redeem shares using any of the methods described below.

To Redeem Shares
By Mail	•	Send a written request to Mercantile Funds, Inc., P.O. Box 182028, Columbus, Ohio 43218-2028.

	•	Your written request must

		–	be signed by each account holder;

		–	state the number or dollar amount of shares to be redeemed and identify the specific Fund and class of shares;

		–	include your account number.

	•	Signature guarantees are required

		–	for all redemption requests over $100,000;

		–	for any redemption request where the proceeds are to be sent to someone other than the shareholder of record or to an address other than the address of record.

By Electronic Transfer via Wire and/or Automated Clearing House (“ACH”) (available only if you completed the appropriate section on the New Account Application)	Please call 1-800-551-2145 for more complete instructions for all of the below:
	•	You will need to provide the account name, account number, name of Fund, class of shares and amount of redemption.
		—	$1,000 minimum per transaction for wires
		—	$100 minimum per transaction for ACH

	•	If you have already opened your account and would like to add the electronic transfer feature, send a written request and necessary documentation to: Mercantile Funds, Inc., P.O. Box 182028, Columbus, Ohio 43218-2028. The request must be signed (and signatures guaranteed) by each account owner.

	•	To change bank instructions, send a written request and necessary documentation to the above address. The request must be signed (and signatures guaranteed) by each account owner.

By Telephone (automatic unless you checked the appropriate box on the New Account Application)	•	Call 1-800-551-2145. You will need to provide the account name, account number, name of Fund, class of shares and amount of redemption.
	•	If you have already opened your account and would like to add the telephone redemption feature, send a written request to: Mercantile Funds, Inc., P.O. Box 182028, Columbus, Ohio 43218-2028. The request must be signed by each account owner.

Other redemption options, including exchanges and systematic withdrawals, are also available. Please refer to the section below entitled “Shareholder Services” for more information.

Explanation of Redemption Price. Redemption orders received in good order (including all necessary documentation and signature guarantees, where required) by the Fund’s transfer agent are processed at their net asset value per share next determined after receipt, less any applicable CDSC. On a Business Day when the Exchange closes early due to a partial holiday or otherwise, the Company reserves the right to advance the time at which redemption orders must be received in good order to be processed on that Business Day.

When Payment is Sent.  Payment for redemption orders with respect to the Fund generally will be wired or sent to the shareholder(s) of record within three Business Days after receipt of the redemption order. In each case the Company reserves the right to wire or send redemption proceeds within seven days after receiving the redemption order if the Advisor believes that earlier payment would adversely affect the Company. If you purchased your shares directly through the Company, your redemption proceeds will be sent by check unless you otherwise direct the Company or the Fund’s transfer agent. The Automated Clearing House (“ACH”) system may also be utilized for payment of redemption proceeds. The Company normally pays redemption proceeds in cash, but it has the right to deliver readily marketable portfolio securities having a market value equal to the redemption price. Until you sell these portfolio securities, you’ll continue to bear the risk that the value of such securities may decline in response to changes in the U.S. or foreign markets. When you sell these portfolio securities, you’ll pay brokerage charges.

If you purchased your shares through a financial institution, you will receive the net asset value per share next determined on the Business Day you submit your redemption to the financial institution if you do so before the close of regular trading hours on the Exchange (normally 4:00 p.m. Eastern Time) and if your redemption order is received by the Fund’s transfer agent in good order prior to the close of regular trading hours on the Exchange on that Business Day. Because orders placed through financial institutions must be forwarded to the Fund’s transfer agent before they can be processed, you may need to allow additional time. A representative of your financial institution should be able to tell you when your order will be processed. It is the responsibility of the financial institution to transmit orders promptly to the Fund’s transfer agent. No charge is imposed by the Company for wiring redemption proceeds, although financial institutions may charge their customers’ accounts directly for redemption and other services. In addition, if a customer has agreed with a financial institution to maintain a minimum cash balance in his or her account and the balance falls below that minimum, the customer may be obliged to redeem some or all of the Fund shares held in the account in order to maintain the required minimum balance.

The value of the shares you redeem may be more or less than your cost, depending on the Fund’s current net asset value.

Other Purchase and Redemption Information

Taxpayer Identification Number.  Federal regulations require that you provide a certified taxpayer identification number whenever you open or reopen an account.

Minimum Account Balance.  Shareholders should note that if an account balance falls below $1,000 as a result of redemptions and is not increased to at least $1,000 within 60 days after notice, the account may be closed and the proceeds sent to the shareholder.

Wire Transactions.  If you purchased shares by wire, you must file a New Account Application with the Fund’s transfer agent before any of those shares can be redeemed. You should contact your bank for information about sending and receiving funds by wire, including any charges by your bank for these services. The Company may decide at any time to change the minimum amount per transaction for redemption of shares by wire or to no longer permit wire redemptions.

Telephone Transactions. You may choose to initiate certain transactions by telephone. The Company and its agents will not be responsible for any losses resulting from unauthorized transactions when reasonable procedures to verify the identity of the caller are followed. To the extent that the Company does not follow such procedures, it and/or its agents may be responsible for any unauthorized transactions.

Rights We Reserve. The Company reserves the right to refuse a telephone redemption if it believes it is advisable to do so (for example, if the Company believes that telephone instructions are fraudulent or unauthorized). Procedures for redeeming shares by telephone may be modified or terminated by the Company at any time. It may be difficult to reach the Company by telephone during periods of unusual market activity. If this happens, you may redeem your shares by mail as described above.

The Company may suspend the right of redemption or postpone the date of payment upon redemption (as well as suspend the recordation of the transfer of its shares) for such periods as permitted by SEC rules (for example, for any period during which the Exchange is closed, other than customary weekend and holiday closings, or during which trading on the Exchange is restricted).

Checks. If you attempt to sell shares you recently purchased with a check, the Company may delay sending you the proceeds from the redemption until the check has cleared (which may take up to 10 business days). You can avoid this delay by purchasing shares via wire as described above. In addition, if you attempt to sell shares after you notified us of an address change, the Company may delay sending you the redemption proceeds for up to 7 business days.

Signatures Guarantees. Certain redemption requests and other communications with the Company require a signature guarantee. Signature guarantees are designed to protect both you and the Company from fraud. To obtain a signature guarantee you should visit a financial institution that participates in the Stock Transfer Agents Medallion Program (“STAMP”). Guarantees must be signed by an authorized person at one of these institutions and be accompanied by the words “Signature Guaranteed.” A notary public cannot provide a signature guarantee.

For current yield, purchase and redemption information, call 1-800-551-2145.

SHAREHOLDER SERVICES

The Company provides a variety of ways to make managing your investments more convenient. Some of these options require that you request them on the New Account Application or you may request them after opening an account by calling 1-800-551-2145. Except for retirement plans, these options are available only to shareholders who purchase their Fund shares directly through the Company.

Retirement Plans

Class A and Class C Shares of the Fund may be purchased in connection with certain tax-sheltered retirement plans, including individual retirement accounts. Shares may also be purchased in connection with profit-sharing plans, section 401(k) plans, money purchase pension plans and target benefit plans. Further information about how to participate in these plans, the fees charged by these plans, the limits on contributions to these plans and the services available to participants in such plans can be obtained from the Company. To invest through any tax-sheltered retirement plan, please call the Company at 1-800-551-2145 for information and the required separate application. You should consult with a tax advisor to determine whether a tax-sheltered retirement plan is available and/or appropriate for you.

Exchange Privilege

You may exchange Class A Shares of the Fund for Class A Shares of any other Fund offered by the Company. Unless you qualify for a waiver, you’ll have to pay a sales charge when you exchange Class A Shares of a Money Market Fund for Class A Shares of another fund that imposes a sales charge on purchases. You won’t pay a sales charge for exchanging Class A Shares of the Bond Funds or Equity Funds.

You may exchange Class C Shares of the Fund for Class C Shares of any other Fund offered by the Company. You won’t pay a CDSC when you exchange your Class C Shares. However, when you sell the Class C Shares you acquired in the exchange, you’ll pay a contingent deferred sales charge based on the date you bought the Class C Shares that you exchanged.

You may exchange shares by mailing your request to Mercantile Funds, Inc., P.O. Box 182028, Columbus, Ohio 43218-2028 or by telephoning your request to 1-800-551-2145. If you are opening a new account in a different Fund by exchange, the exchanged shares must be at least equal in value to the minimum investment for the Fund in which the account is being opened.

You should read the Prospectus for the Fund into which you are exchanging. Exchanges will be processed only when the shares being offered can legally be sold in your state. Exchanges may have tax consequences for you. Consult your tax advisor for further information.

To elect the exchange privilege after you have opened a Fund account, or for further information about the exchange privilege, call 1-800-551-2145. The Company reserves the right to reject any exchange request. The Company reserves the right, at any time without prior notice, to suspend, limit or terminate the exchange privilege of any shareholder who makes more than twelve exchanges in a calendar year. The Company may modify or terminate the exchange privilege, but will not materially modify or terminate it without giving shareholders 60 days’ notice.

Automatic Investment Plan

One easy way to pursue your financial goals is to invest money regularly. The Company offers an Automatic Investment Plan—a convenient service that lets you transfer money from your bank account into your Fund account automatically on a regular basis. At your option, your bank account will be debited in a particular amount ($100 minimum) that you have specified, and Class A Shares or Class C Shares will automatically be purchased monthly on the 15th day. If the 15th day is not a Business Day, the Fund shares will be purchased on the next Business Day. Your bank account must be maintained at a domestic financial institution that is an ACH member. You will be responsible for any loss or expense to the Fund if an ACH transfer is rejected. To select this option, or for more information, please call 1-800-551-2145.

The Automatic Investment Plan is one way in which you can use “Dollar Cost Averaging” in making investments. Dollar Cost Averaging can be useful in investing in portfolios, whose price per share fluctuates. Instead of trying to time market performance, a fixed dollar amount is invested in Fund shares at predetermined intervals. This may help you to reduce your average cost per share because the agreed upon fixed investment amount allows more shares to be purchased during periods of lower share prices and fewer shares during periods of higher prices. In order to be effective, Dollar Cost Averaging should usually be followed on a sustained, consistent basis. You should be aware, however, that shares bought using Dollar Cost Averaging are made without regard to their price on the day of investment or to market trends. In addition, while you may find Dollar Cost Averaging to be beneficial, it will not prevent a loss if you ultimately redeem your shares at a price that is lower than their purchase price.

Systematic Withdrawals

The Company offers a convenient way of withdrawing money from your Fund account. You may request regular monthly, quarterly, semi-annual or annual withdrawals in any amount of $100 or more. The withdrawal will be made on the 15th day of those months corresponding to your selection of monthly, quarterly, semi-annual or annual withdrawals, and distributed in cash or reinvested in shares of another Fund offered by the Company. If the 15th day of the month is not a Business Day, then the withdrawal will be made on the next Business Day. You need a minimum account balance of $10,000 to participate in the Company’s systematic withdrawal program. Purchases of Class A Shares of the Bond Funds and Equity Funds concurrently with withdrawals are usually not advantageous because of the sales charge involved with the additional purchases. No CDSC will be charged on withdrawals of Class C Shares made through systematic withdrawals that don’t annually exceed 10% of your account’s value. To elect this option, or for more information, please call 1-800-551-2145.

Directed Reinvestments

Generally, dividends and capital gain distributions are automatically reinvested in shares of the Fund from which the dividends and distributions are paid. You may elect, however, to have your dividends and/or capital gain distributions automatically reinvested in shares of another Fund offered by the Company. To elect this option, complete the appropriate section on the New Account Application, or for more information, please call 1-800-551-2145.

DIVIDENDS AND DISTRIBUTIONS

Shareholders receive dividends and net capital gain distributions. Dividends for the Fund are derived from its net investment income and are declared daily and paid monthly. The Fund realizes capital gains whenever it sells securities for a higher price than it paid for them. The Fund intends to declare and pay capital gains annually.

Shares in the Fund begin earning dividends on the day a purchase order is processed and continue earning dividends through and including the day before the shares are redeemed. If you purchased shares through a financial institution, your dividends and distributions will be paid in cash and wired to your financial institution. If you purchased your shares directly from the Company, your dividends and distributions will be automatically reinvested in additional shares of the Fund on which the dividend or distribution was declared unless you indicated differently on the New Account Application. At your option, cash, dividends and distributions will be paid by check or via ACH. To change between the cash and reinvest options, notify the Company at 1-800-551-2145 or in writing. If you have elected to receive dividends and/or distributions in cash by check and the postal or other delivery service is unable to deliver checks to your address of record, you will be deemed to have rescinded your election to receive dividends and/or distributions in cash and your dividends and distributions will be automatically reinvested in additional shares. No interest will accrue on amounts represented by uncashed dividend and/or distribution checks.

TAX INFORMATION

The tax information in this Prospectus is provided as general information; a more detailed discussion of federal income tax considerations is set forth in the Company’s Statement of Additional Information. You should consult your tax advisor for further information regarding federal, state, local and foreign tax consequences relevant to your specific situation.

Federal taxes. The Fund contemplates declaring as dividends each year all or substantially all of its taxable income, including its net capital gain (the excess of long-term capital gain over short-term capital loss). Distributions attributable to the net capital gain of the Fund will be taxable to you as long-term capital gain, regardless of how long you have held your shares. Other Fund distributions will generally be taxable as ordinary income. However, if a Fund’s distributions exceed its net income and gain, that excess will generally result in a non-taxable return of capital to you.

You will be subject to income tax on Fund distributions regardless whether they are paid in cash or reinvested in additional shares. You will be notified annually of the tax status of distributions to you.

You should note that if you purchase shares of the Fund just before a distribution, the purchase price will reflect the amount of the upcoming distribution, but you will be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of capital. This is known as “buying into a dividend.”

You will recognize taxable gain or loss on a sale, exchange or redemption of your Fund shares, including an exchange for shares of another Fund, based on the difference between your tax basis in the shares and the amount you receive for them. (To aid in computing your tax basis, you generally should retain your account statements for the periods during which you held shares.)

State and local taxes. Shareholders may also be subject to state and local taxes on distributions and redemptions. State income taxes may not apply, however, to the portions of the Fund’s distributions, if any, that are attributable to interest on U.S. Government securities.

MANAGEMENT OF THE COMPANY

Investment Advisor

Mercantile Capital Advisors, Inc. (“MCA”) is the investment advisor for the Fund. MCA, which has its main office at Two Hopkins Plaza, Baltimore, Maryland 21201, is a wholly-owned subsidiary of Mercantile-Safe Deposit & Trust Company and an indirect wholly-owned subsidiary of Mercantile Bankshares Corporation, a multi-bank holding company. As of September 30, 2003, MCA had approximately $3.1 billion in assets under management and its parent company, Mercantile-Safe Deposit & Trust Company, had approximately $8 billion in assets under management.

MCA, subject to the general supervision of the Company’s Board of Directors, is responsible for supervising and managing all of the Fund’s operations, including overseeing the activities of the Sub-Advisor.

In exchange for these services, MCA is entitled to investment advisory fees from the Fund that are calculated daily and paid monthly, at the annual rate of 0.30% of the first $1 billion of the Fund’s average daily net assets, plus 0.20% of the Fund’s average daily net assets in excess of $1 billion. The Fund expects to pay MCA advisory fees (net of waivers) of 0.287% of the Fund’s average daily net assets during the current fiscal year.

MCA and its predecessors have been in the business of managing the investments of fiduciary and other accounts in the Baltimore area since 1864. For additional information on MCA, see http://www.adviserinfo.sec.gov.

Sub-Advisor

MCA has delegated responsibility for day-to-day portfolio management with respect to the Fund to Boyd Watterson Asset Management, LLC (the “Sub-Advisor” or “BWAM”). BWAM manages the investment portfolio of the Fund in accordance with the investment requirements and policies established by MCA. This includes selecting portfolio investments and placing purchase and sale orders for the Fund. BWAM receives a monthly fee from MCA based on the Fund’s average daily net assets.

BWAM, which has its main office at 1801 East Ninth Street, Cleveland, Ohio 44114, is a wholly-owned subsidiary of Mercantile-Safe Deposit & Trust Company and an indirect wholly-owned subsidiary of Mercantile Bankshares Corporation, a multi-bank holding company. As of September 30, 2003, BWAM had approximately $3.9 billion in assets under management.

Brian Gevry and Deborah Winch serve as portfolio managers for the Fund. Brian L. Gevry, CFA, is the Chief Operating Officer and Assistant Chief Investment Officer of BWAM. Mr. Gevry joined BWAM in 1991. He has a BA from Cleveland State University and an MBA from Case Western Reserve University. He has 12 years of investment experience and oversees all trading and portfolio management activities at BWAM. He is also a member of the Cleveland Society of Security Analysts.

Deborah S. Winch, CFA, is Senior Vice President of BWAM. Ms. Winch joined BWAM in 1990. She has a BA from Ursuline College and has 11 years of investment experience. She is also Vice President of the Cleveland Society of Security Analysts.

Service Providers

Management and support services are provided to the Fund by several organizations.

Investment Advisor and Administrator:

Mercantile Capital Advisors, Inc.

Baltimore, Maryland

Sub-Advisor:

Boyd Watterson Asset Management, LLC

Cleveland, Ohio

Custodian:

The Fifth Third Bank

Cincinnati, Ohio

Transfer Agent:

BISYS Fund Services Ohio, Inc.

Columbus, Ohio

Distributor:

BISYS Fund Services Limited Partnership

Columbus, Ohio

For More Information

You’ll find more information about the Fund in the following documents:

Annual and Semi-Annual Reports

The Company’s annual and semi-annual reports will contain more information about the Fund and a discussion about the market conditions and investment strategies that had a significant effect on the Fund’s performance during the last fiscal year.

Statement of Additional Information (SAI)

The SAI contains detailed information about the Fund and its policies. By law, it is incorporated by reference into (considered to be part of) this Prospectus.

You can get a free copy of these documents, request other information about the Fund and make shareholder inquiries by calling 1-800-551-2145 or writing to:

Mercantile Funds, Inc.

Mutual Fund Administration

Two Hopkins Plaza

Baltimore, Maryland 21201

Or visit us on the web at www.mercantilemutualfunds.com.

If you buy your shares through a financial institution, you may contact your institution for more information.

You may review and obtain copies of the Fund’s documents by visiting the SEC’s Public Reference Room in Washington, DC. You may also obtain copies of the Fund’s documents after paying a duplicating fee by writing the SEC’s Public Reference Section, Washington, DC 20549-0102 or by electronic request to publicinfo@sec.gov. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090.

Reports and other information about the Fund are also available on the EDGAR Database on the SEC’s website at http://www.sec.gov.

The Company’s Investment Company Act File No. is 811-5782.

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